EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Vision-Sciences, Inc. (the Company) for the period ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the report), the undersigned, Howard I. Zauberman, President and Chief Executive Officer of the Company, and Keith J. C. Darragh, VP, Finance, Principal Financial Officer, and Principal Accounting Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2014	/s/ Howard I. Zauberman Howard I. Zauberman President and Chief Executive Officer

Dated: February 14, 2014	/s/ Keith J. C. Darragh Keith J. C. Darragh VP, Finance, Principal Financial Officer, and Principal Accounting Officer